UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS Global Thematic Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Information About Your Fund's Expenses
42 Tax Information
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Global Thematic Fund returned -0.01% in the 12-month period ended August 31, 2012, trailing the 8.12% return of the fund's benchmark, the MSCI World Index, and the 4.65% average return of the funds in its Morningstar World Stock Funds peer group.

When choosing securities, portfolio management uses a combination of three analytical disciplines: research, growth orientation and analysis of global themes. As of its fiscal year-end, the fund was diversified among 13 themes, as outlined in the table on pages 6 and 7.

The primary reason for the fund's 12-month underperformance was our resistance to chasing the short-term outperformance of defensive stocks, such as those in the consumer staples and utilities sectors. These market segments performed very well during the past year, reflecting investors' search for relative safety from the European debt crisis and the slowdown in China's economic growth. Instead, we maintained our steady discipline of investing in fundamentally sound companies that meet our thematic guidelines — a course we think is wiser than trying to wager on a "risk-on" or "risk-off" global scenario.

This long-term approach led us to sizeable weightings in more volatile market segments, such as the materials and energy sectors, and — from a geographic standpoint — the emerging markets. During the past year, all of these groups underperformed amid investors' flight from economically sensitive investments. However, we believe thematic investment excels when the environment permits the investor to look one to two years ahead rather than focusing on day-to-day events. We believe our themes remain firmly intact, and we remain confident that the current economic and politically induced stress in the global markets will not derail the fundamental changes that should drive the long-term performance of our individual holdings.

Fund Performance

Among the fund's 13 themes, the leading contributors to performance were Supply Chain Dominance, Private/Public Partnerships, Personalized Medicine and Talent & Ingenuity, while the most significant detractors were Disequilibria, Asymmetric Negotiators and Large Units/Bottom Billion. The three themes that lagged did so largely due to the specific areas in which each invests — deep-value companies, energy/natural resources and the emerging markets, respectively. Each of these groups fell short of the broader market's return during the past 12 months.

Fund Assets by Theme, as of August 31, 2012 (as a % of Investment Portfolio)
Supply Chain Dominance Holds companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings Largest holding: Samsung Electronics Co., Ltd.	15.7%
Disequilibria Focuses on situations where investors do not fully understand the capacity of an industry or a company to adapt to a structural change Largest holding: Telefonaktiebolaget LM Ericsson "B"	14.3%
Large Units/Bottom Billion Invests in companies that are benefiting from the bottom billion population segment in the very poor emerging-markets countries Largest holding: Unilever NV	11.0%
Global Agribusiness Seeks companies that stand to benefit from the rapidly changing dietary needs of a growing global population Largest holding: The Mosaic Co.	10.8%
Personalized Medicine Seeks companies at the forefront of the shift in medical care to "predict-and-prevent" from "identify-and-cure" Largest holding: Laboratory Corp. of America Holdings	10.6%
Asymmetric Negotiators Invests in companies whose access to resources in limited supply provides them with pricing power Largest holding: Rio Tinto PLC	7.4%
Market-Implied Distressed Seeks companies that are priced at low valuations due to unwarranted pessimism or short-term misperceptions of risk Largest holding: Bank of America Corp.	6.9%
Market Hedge Holds defensive companies that can provide a cushion against downside risk in the broader market Largest holding: Williams Companies, Inc.	6.5%
Talent & Ingenuity Invests in companies that thrive on human talent rather than relying on hard assets Largest holding: Oracle Corp.	6.2%
Security Seeks to identify companies that provide the resources necessary to protect people, their assets and information Largest holding: Julius Baer Group Ltd.	3.6%
Indian Ocean Seeks to capitalize on the region's emergence as an epicenter for competition between China, India and other players for trade, resources, security and general hegemony Largest holding: ICICI Bank Ltd.	3.4%
Private/Public Partnerships Invests in companies that partner with governments and regulators Largest holding: Deutsche Post AG	2.6%
Sufficiency Focuses on the difficulty of sustaining perpetual economic growth in a world of finite resources Largest holding: Infineon Technologies AG	1.0%
Total	100%

Source: Global Thematic Partners, L.L.C.

In terms of individual companies, the fund's top contributors were Samsung Electronics Co., Ltd., Deutsche Post AG and Monsanto Co., while its largest detractors were Commerzbank AG,* Deutsche Lufthansa AG and Erste Group Bank AG.

* Not held in the portfolio as of August 31, 2012.

"We believe that the stocks of socially relevant businesses with diverse products, assets and geographic footprints may be less risky on a long-term basis than many perceived 'safe havens.'"

Outlook and Positioning

Our current view is centered on the thesis that so-called "risk-free" assets, such as government bonds, are extremely overvalued due to investors' frantic quest for safety. On the flip side of this, we believe reduced equity ownership by investors seeking to avoid short-term pain has created attractive valuations in numerous companies. As a result, we believe that the stocks of socially relevant businesses with diverse products, assets and geographic footprints may be less risky on a long-term basis than many perceived "safe havens."

While the day-to-day movements of the market are likely to remain volatile and headline-driven in the near term, the world of economic and scientific progress continues to evolve. We believe it is only a matter of time until markets accept that human productivity — fueled by more ideas and a better division of labor and energy — has accelerated while investors were preoccupied with matters such as Italian debt and the deceleration of Chinese growth. We will therefore seek to use market volatility as an opportunity to increase our holdings in enterprises with the greatest long-term promise.

Ten Largest Equity Holdings at August 31, 2012 (25.3% of Net Assets)	Country	Percent
1. The Mosaic Co. Provides and distributes crop nutrients	United States	3.4%
2. Telefonaktiebolaget LM Ericsson "B" Producer of advanced systems and products for wired and mobile communications	Sweden	3.0%
3. Deutsche Post AG Provides mail delivery services to the public and businesses	Germany	2.8%
4. Dow Chemical Co. Producer of chemicals	United States	2.6%
5. Monsanto Co. Provider of agricultural products	United States	2.4%
6. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis, monitoring and treatment	United States	2.4%
7. Potash Corp. of Saskatchewan, Inc. Producer of potash, phosphate and nitrogen	Canada	2.4%
8. ICICI Bank Ltd. Specializes in retail and corporate banking	India	2.2%
9. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.2%
10. Calpine Corp. Acquires, develops, owns and operates power generation facilities, as well as sells electricity in the United States	United States	1.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Subadvisor

Global Thematic Partners, L.L.C. ("GTP"), New York, New York, is the subadvisor for the fund. GTP manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Manager

Oliver Kratz, Chief Executive Officer

Lead Portfolio Manager, GTP. Began managing the fund in 2003.

• Joined GTP after 14 years of experience as portfolio manager for global equity products at Deutsche Asset Management and two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.

• BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar World Stock Funds category represents international funds that have more than 20% of stocks invested in the United States.

Contributors and detractors incorporate both a stock's return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-0.01%	4.70%	-5.05%	6.75%
Class B	-0.76%	3.87%	-5.84%	5.87%
Class C	-0.75%	3.92%	-5.77%	5.94%
MSCI World Index†	8.12%	7.91%	-1.77%	6.49%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-5.76%	2.66%	-6.17%	6.12%
Class B (max 4.00% CDSC)	-3.73%	3.25%	-5.99%	5.87%
Class C (max 1.00% CDSC)	-0.75%	3.92%	-5.77%	5.94%
MSCI World Index†	8.12%	7.91%	-1.77%	6.49%
No Sales Charges					Life of Institutional Class*
Class R	-0.34%	4.34%	-5.34%	6.48%	N/A
Class S	0.30%	5.00%	-4.79%	7.06%	N/A
Institutional Class	0.31%	5.03%	N/A	N/A	-0.37%
MSCI World Index†	8.12%	7.91%	-1.77%	6.49%	0.99%

* Institutional Class commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through August 31, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 20, 2011 are 1.52%, 2.31%, 2.26%, 1.80%, 1.21% and 1.20% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 8/31/12	$21.78	$20.87	$21.02	$21.72	$21.72	$21.73
8/31/11	$22.04	$21.12	$21.28	$22.00	$21.99	$21.99
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.25	$.08	$.09	$.19	$.31	$.31

Morningstar Rankings — World Stock Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	752	of	898	83
3-Year	637	of	740	86
5-Year	482	of	526	91
10-Year	183	of	293	62
Class B 1-Year	776	of	898	86
3-Year	665	of	740	89
5-Year	500	of	526	95
10-Year	215	of	293	73
Class C 1-Year	775	of	898	86
3-Year	660	of	740	89
5-Year	498	of	526	94
10-Year	212	of	293	72
Class R 1-Year	765	of	898	85
3-Year	648	of	740	87
5-Year	490	of	526	93
Class S 1-Year	740	of	898	82
3-Year	627	of	740	84
5-Year	471	of	526	89
10-Year	169	of	293	57
Institutional Class 1-Year	739	of	898	82
3-Year	624	of	740	84

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Shares	Value ($)

Common Stocks 96.6%
Austria 0.8%
Erste Group Bank AG* (Cost $9,655,401)	328,551	6,612,467
Bahrain 0.3%
Aluminium Bahrain 144A (GDR) (Cost $4,458,681)	370,015	2,183,088
Belgium 0.8%
Belgacom SA (Cost $6,971,931)	225,839	6,687,615
Bermuda 0.8%
Lazard Ltd. "A" (a) (Cost $6,954,783)	240,536	6,852,871
Brazil 3.3%
All America Latina Logistica SA	780,213	3,432,338
Braskem SA (ADR) (a)	398,090	5,003,991
Diagnosticos da America SA	454,884	2,870,616
Embraer SA (ADR)	10,758	289,928
Gol Linhas Aereas Inteligentes SA (ADR)* (a)	916,001	4,396,805
SLC Agricola SA	1,013,110	10,630,693
(Cost $35,550,865)		26,624,371
Canada 6.6%
Barrick Gold Corp. (a)	231,469	8,916,186
Detour Gold Corp.*	86,132	2,166,953
Goldcorp, Inc.	147,082	6,046,541
Kinross Gold Corp.	687,883	6,122,159
Potash Corp. of Saskatchewan, Inc. (a)	478,265	19,642,343
Talisman Energy, Inc.	273,745	3,804,521
TransAlta Corp.	497,569	7,515,904
(Cost $61,904,266)		54,214,607
China 2.8%
China Life Insurance Co., Ltd. (ADR) (a)	18,545	750,145
China Life Insurance Co., Ltd. "H"	3,915,632	10,573,918
Home Inns & Hotels Management, Inc. (ADR)* (a)	176,354	4,066,723
Li Ning Co., Ltd. (a)	2,143,063	1,031,668
Mindray Medical International Ltd. (ADR) (a)	120,992	4,237,140
Yanzhou Coal Mining Co., Ltd. "H"	1,629,521	2,331,162
(Cost $30,483,194)		22,990,756
Denmark 0.8%
A P Moller-Maersk AS "B"	593	3,866,619
Vestas Wind Systems AS* (a)	349,323	2,425,763
(Cost $11,807,481)		6,292,382
Egypt 0.6%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $2,051,745)	1,567,357	4,589,232
France 1.3%
LVMH Moet Hennessy Louis Vuitton SA	33,719	5,493,149
Renault SA	112,551	5,243,620
(Cost $9,974,755)		10,736,769
Germany 9.7%
Adidas AG	116,766	9,124,989
Axel Springer AG (a)	168,785	7,666,685
Deutsche Lufthansa AG (Registered)	472,750	5,822,677
Deutsche Post AG (Registered)	1,192,297	23,117,947
Fraport AG (a)	165,902	9,229,453
Infineon Technologies AG	1,935,549	13,350,711
Metro AG	326,417	9,823,912
TAG Immobilien AG	75,179	715,596
(Cost $83,054,447)		78,851,970
India 2.2%
ICICI Bank Ltd. (ADR) (a) (Cost $22,047,245)	548,953	17,857,441
Israel 1.3%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $13,499,546)	276,684	10,951,153
Japan 3.5%
FANUC Corp.	56,400	9,289,300
Hitachi Ltd.	753,000	4,349,375
INPEX Corp.	2,598	14,849,491
(Cost $28,511,910)		28,488,166
Korea 2.3%
POSCO (ADR) (a)	9,963	811,985
Samsung Electronics Co., Ltd.	16,072	17,555,100
(Cost $14,565,926)		18,367,085
Malaysia 0.5%
CIMB Group Holdings Bhd. (Cost $4,124,507)	1,718,500	4,278,096
Mexico 1.1%
Wal-Mart de Mexico SAB de CV "V" (Cost $9,911,296)	3,295,932	8,811,584
Netherlands 3.9%
Koninklijke (Royal) KPN NV (a)	1,154,963	9,890,625
LyondellBasell Industries NV "A" (b)	25,594	1,250,011
QIAGEN NV*	481,849	8,661,400
Unilever NV (CVA)	340,642	11,868,243
(Cost $36,492,319)		31,670,279
Panama 0.7%
Copa Holdings SA "A" (Cost $5,410,928)	77,465	6,013,608
Russia 1.9%
Gazprom OAO (ADR) (c)	483,093	4,657,253
LUKOIL OAO (ADR) (c)	113,497	6,436,766
Sberbank of Russia (ADR) (c)	369,968	4,234,868
(Cost $16,117,120)		15,328,887
South Africa 2.7%
MTN Group Ltd.	352,611	6,578,753
Murray & Roberts Holdings Ltd.* (a)	673,913	1,748,191
Shoprite Holdings Ltd.	180,360	3,622,250
Standard Bank Group Ltd.	537,807	7,092,363
Tiger Brands Ltd.	90,400	2,974,978
(Cost $22,505,268)		22,016,535
Sweden 3.0%
Telefonaktiebolaget LM Ericsson "B" (Cost $28,676,402)	2,600,029	24,241,321
Switzerland 4.1%
Julius Baer Group Ltd.*	405,719	13,314,622
Novartis AG (Registered)	112,381	6,618,645
Roche Holding AG (Genusschein)	76,508	13,919,409
(Cost $34,932,310)		33,852,676
Thailand 1.3%
Bangkok Bank PCL (Foreign Registered)	343,600	2,118,457
Kasikornbank PCL (Foreign Registered)	550,700	2,973,157
Seamico Securities PCL (Foreign Registered)	29,332,092	1,282,431
Siam Cement Public Co., Ltd.	407,817	4,325,043
(Cost $11,302,212)		10,699,088
United Kingdom 1.5%
Rio Tinto PLC (Cost $13,506,550)	282,813	12,371,278
United States 38.8%
Abbott Laboratories	104,401	6,842,442
Adobe Systems, Inc.*	312,862	9,783,195
Advanced Micro Devices, Inc.* (a)	800,577	2,978,146
AGCO Corp.* (a)	299,337	12,599,094
AllianceBernstein Holding LP (a)	35,122	502,947
Bank of America Corp.	1,910,219	15,262,650
Bunge Ltd. (a)	105,054	6,686,687
Calpine Corp.*	897,151	15,745,000
Chevron Corp. (a)	94,606	10,611,009
Cisco Systems, Inc.	262,302	5,004,722
CSX Corp. (a)	492,754	11,067,255
Dow Chemical Co. (a)	726,863	21,304,355
Energy Transfer Equity LP	112,647	4,950,836
Energy Transfer Partners LP (a)	161,646	6,905,517
Frontier Communications Corp. (a)	449,823	2,078,182
iRobot Corp.* (a)	94,512	2,380,757
JPMorgan Chase & Co.	86,818	3,224,421
Laboratory Corp. of America Holdings* (a)	225,594	19,840,992
Life Technologies Corp.* (a)	180,905	8,630,978
Monsanto Co.	229,409	19,983,818
NCR Corp.*	564,312	12,634,946
NetApp, Inc.*	230,044	7,941,119
New York Times Co. "A"* (a)	531,873	4,887,913
Newmont Mining Corp.	236,156	11,968,386
Oracle Corp.	343,854	10,882,979
PerkinElmer, Inc.	131,805	3,598,276
Quest Diagnostics, Inc.	99,933	6,042,948
Rock-Tenn Co. "A"	50,774	3,390,180
Ryder System, Inc.	46,335	1,853,863
Schlumberger Ltd.	114,125	8,260,367
Starwood Hotels & Resorts Worldwide, Inc.	100,157	5,521,655
Symantec Corp.*	350,686	6,252,731
The Mosaic Co. (a)	477,413	27,646,987
UnitedHealth Group, Inc.	111,273	6,042,124
Weight Watchers International, Inc.	24,967	1,192,674
Williams Companies, Inc. (a)	379,154	12,235,300
(Cost $314,004,262)		316,735,451
Total Common Stocks (Cost $838,475,350)		788,318,776

Preferred Stocks 2.0%
Brazil 0.7%
Itau Unibanco Holding SA (ADR) (a)	350,341	5,538,891
Germany 1.3%
Volkswagen AG	63,451	11,181,404
Total Preferred Stocks (Cost $16,570,053)		16,720,295
Participatory Notes 0.4%
Nigeria
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013	25,219,997	2,161,253
Guaranty Trust Bank PLC (issuer HSBC Bank PLC), Expiration Date 9/15/2014*	3,664,817	412,871
Zenith Bank PLC (issuer HSBC Bank PLC), Expiration Date 2/2/2015*	3,772,608	367,233
Total Participatory Notes (Cost $2,710,676)		2,941,357

	Principal Amount ($)	Value ($)

Other Investments 0.2%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,648,061

	Shares	Value ($)

Securities Lending Collateral 19.6%
Daily Assets Fund Institutional, 0.23% (d) (e) (Cost $160,400,689)	160,400,689	160,400,689

Cash Equivalents 1.3%
Central Cash Management Fund, 0.14% (d) (Cost $10,679,990)	10,679,990	10,679,990

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,028,836,758)†	120.1	980,709,168
Other Assets and Liabilities, Net (a)	(20.1)	(164,361,453)
Net Assets	100.0	816,347,715

* Non-income producing security.

† The cost for federal income tax purposes was $1,032,156,506. At August 31, 2012, net unrealized depreciation for all securities based on tax cost was $51,447,338. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,100,562 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $93,547,900.

(a) All or a portion of these securities were on loan amounting to $157,745,095. In addition, included in other assets and liabilities, net are pending sales, amounting to $8,277, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2012 amounted to $157,753,372, which is 19.3% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Listed on the London Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Preferred Stocks (f)
Austria	$—	$6,612,467	$—	$6,612,467
Bahrain	—	2,183,088	—	2,183,088
Belgium	—	6,687,615	—	6,687,615
Bermuda	6,852,871	—	—	6,852,871
Brazil	32,163,262	—	—	32,163,262
Canada	54,214,607	—	—	54,214,607
China	9,054,008	13,936,748	—	22,990,756
Denmark	—	6,292,382	—	6,292,382
Egypt	—	4,589,232	—	4,589,232
France	—	10,736,769	—	10,736,769
Germany	—	90,033,374	—	90,033,374
India	17,857,441	—	—	17,857,441
Israel	10,951,153	—	—	10,951,153
Japan	—	28,488,166	—	28,488,166
Korea	811,985	17,555,100	—	18,367,085
Malaysia	—	4,278,096	—	4,278,096
Mexico	8,811,584	—	—	8,811,584
Netherlands	1,250,011	30,420,268	—	31,670,279
Panama	6,013,608	—	—	6,013,608
Russia	—	15,328,887	—	15,328,887
South Africa	—	22,016,535	—	22,016,535
Sweden	—	24,241,321	—	24,241,321
Switzerland	—	33,852,676	—	33,852,676
Thailand	—	10,699,088	—	10,699,088
United Kingdom	—	12,371,278	—	12,371,278
United States	316,735,451	—	—	316,735,451
Participatory Notes (f)	—	2,941,357	—	2,941,357
Other Investments	1,648,061	—	—	1,648,061
Short-Term Investments (f)	171,080,679	—	—	171,080,679
Total	$637,444,721	$343,264,447	$—	$980,709,168

Transfers between price level are recognized at the beginning of the reporting period.

During the period ended August 31, 2012, the amount of transfers between Level 3 and Level 1 was $1,363,541. An investment was transferred from Level 3 to Level 1 because of an availability of quoted prices due to an increase in market activity.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $857,756,079) — including $157,745,095 of securities loaned	$809,628,489
Investment in Daily Assets Fund Institutional (cost $160,400,689)*	160,400,689
Investment in Central Cash Management Fund (cost $10,679,990)	10,679,990
Total investments in securities, at value (cost $1,028,836,758)	980,709,168
Foreign currency, at value (cost $1,479,409)	1,481,174
Receivable for investments sold	664,819
Receivable for Fund shares sold	212,740
Dividends receivable	1,181,803
Interest receivable	62,615
Due From Advisor	3,288
Foreign taxes recoverable	325,442
Other assets	26,612
Total assets	984,667,661
Liabilities
Payable upon return of securities loaned	160,400,689
Payable for investments purchased	3,269,063
Payable for Fund shares redeemed	3,211,711
Accrued management fee	627,298
Accrued Trustees' fees	7,655
Other accrued expenses and payables	803,530
Total liabilities	168,319,946
Net assets, at value	$816,347,715
Net Assets Consist of
Undistributed net investment income	8,784,182
Net unrealized appreciation (depreciation) on: Investments	(48,127,590)
Foreign currency	(22,873)
Accumulated net realized gain (loss)	(632,079,973)
Paid-in capital	1,487,793,969
Net assets, at value	$816,347,715

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($97,721,378 ÷ 4,486,756 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$21.78
Maximum offering price per share (100 ÷ 94.25 of $21.78)	$23.11
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,065,530 ÷ 434,285 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$20.87
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,049,425 ÷ 1,810,067 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$21.02
Class R Net Asset Value, offering and redemption price(a) per share ($6,465,776 ÷ 297,700 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$21.72
Class S Net Asset Value, offering and redemption price(a) per share ($625,234,961 ÷ 28,788,712 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.72
Institutional Class Net Asset Value, offering and redemption price(a) per share ($39,810,645 ÷ 1,832,329 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.73

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,284,050)	$18,637,588
Interest	4,544
Income distributions — Central Cash Management Fund	13,432
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,400,704
Total income	20,056,268
Expenses: Management fee	7,735,809
Administration fee	865,411
Services to shareholders	1,557,359
Distribution and service fees	891,947
Custodian fee	251,587
Professional fees	111,853
Reports to shareholders	82,821
Registration fees	79,699
Directors' fees and expenses	37,835
Other	55,281
Total expenses before expense reductions	11,669,602
Expense reductions	(33,870)
Total expenses after expense reductions	11,635,732
Net investment income (loss)	8,420,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $3,542)	(29,438,942)
Foreign currency	(464,596)
(29,903,538)
Change in net unrealized appreciation (depreciation) on: Investments	18,734,354
Foreign currency	(34,832)
18,699,522
Net gain (loss)	(11,204,016)
Net increase (decrease) in net assets resulting from operations	$(2,783,480)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$8,420,536	$10,871,384
Net realized gain (loss)	(29,903,538)	141,492,443
Change in net unrealized appreciation (depreciation)	18,699,522	(40,673,193)
Net increase (decrease) in net assets resulting from operations	(2,783,480)	111,690,634
Distributions to shareholders from: Net investment income: Class A	(1,446,885)	(712,888)
Class B	(50,588)	(5,579)
Class C	(223,435)	—
Class S	(9,630,598)	(5,291,410)
Class R	(66,899)	—
Institutional Class	(567,620)	(146,780)
Total distributions	(11,986,025)	(6,156,657)
Fund share transactions: Proceeds from shares sold	47,008,229	88,344,124
Reinvestment of distributions	10,963,470	5,630,438
Payments for shares redeemed	(221,519,917)	(280,804,140)
Redemption fees	2,663	17,359
Net increase (decrease) in net assets from Fund share transactions	(163,545,555)	(186,812,219)
Increase from regulatory settlements (see Note G)	—	307,391
Increase (decrease) in net assets	(178,315,060)	(80,970,851)
Net assets at beginning of period	994,662,775	1,075,633,626
Net assets at end of period (undistributed net investment income of $8,784,182 and $11,817,870, respectively)	$816,347,715	$994,662,775

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$22.04		$20.29		$19.43		$23.43	$35.81
Income (loss) from investment operations: Net investment income (loss)a	.16		.18		.07		.17	.07
Net realized and unrealized gain (loss)	(.17)		1.65		.93		(4.06)	(5.82)
Total from investment operations	(.01)		1.83		1.00		(3.89)	(5.75)
Less distributions from: Net investment income	(.25)		(.09)		(.16)		(.02)	(.25)
Net realized gains	—		—		—		(.09)	(6.38)
Total distributions	(.25)		(.09)		(.16)		(.11)	(6.63)
Increase from regulatory settlements	—		.01	d	.02	d	—	—
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$21.78		$22.04		$20.29		$19.43	$23.43
Total Return (%)b	(.01	)c	9.07	d	5.26	d	(16.49)	(19.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98		143		186		219	431
Ratio of expenses before expense reductions (%)	1.54		1.52		1.50		1.59	1.44
Ratio of expenses after expense reductions (%)	1.52		1.52		1.50		1.59	1.44
Ratio of net investment income (loss) (%)	.74		.78		.36		1.08	.25
Portfolio turnover rate (%)	104		137		171		210	202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class B	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$21.12		$19.52		$18.71		$22.75	$34.97
Income (loss) from investment operations: Net investment income (loss)a	.00	*	.02		(.08)		.04	(.17)
Net realized and unrealized gain (loss)	(.17)		1.57		.87		(3.99)	(5.67)
Total from investment operations	(.17)		1.59		.79		(3.95)	(5.84)
Less distributions from: Net investment income	(.08)		—		—		—	—
Net realized gains	—		—		—		(.09)	(6.38)
Total distributions	(.08)		—		—		(.09)	(6.38)
Increase from regulatory settlements	—		.01	d	.02	d	—	—
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$20.87		$21.12		$19.52		$18.71	$22.75
Total Return (%)b	(.76	)c	8.20	d	4.33	d	(17.26)	(20.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		14		17		20	31
Ratio of expenses before expense reductions (%)	2.29		2.31		2.30		2.48	2.28
Ratio of expenses after expense reductions (%)	2.27		2.31		2.30		2.48	2.28
Ratio of net investment income (loss) (%)	.01		.00		(.44)		.18	(.59)
Portfolio turnover rate (%)	104		137		171		210	202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$21.28	$19.66		$18.82		$22.85	$35.07
Income (loss) from investment operations: Net investment income (loss)a	.00 *	.03		(.07)		.05	(.14)
Net realized and unrealized gain (loss)	(.17)	1.58		.89		(3.99)	(5.70)
Total from investment operations	(.17)	1.61		.82		(3.94)	(5.84)
Less distributions from: Net investment income	(.09)	—		—		—	—
Net realized gains	—	—		—		(.09)	(6.38)
Total distributions	(.09)	—		—		(.09)	(6.38)
Increase from regulatory settlements	—	.01	c	.02	c	—	—
Redemption fees	.00 *	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$21.02	$21.28		$19.66		$18.82	$22.85
Total Return (%)b	(.75)	8.24	c	4.46	c	(17.13)	(20.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	56		74		88	173
Ratio of expenses (%)	2.26	2.26		2.23		2.37	2.19
Ratio of net investment income (loss) (%)	.01	.04		(.37)		.29	(.49)
Portfolio turnover rate (%)	104	137		171		210	202
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class R	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$22.00		$20.24		$19.40		$23.42	$35.78
Income (loss) from investment operations: Net investment income (loss)a	.09		.12		.00	*	.14	(.03)
Net realized and unrealized gain (loss)	(.18)		1.63		.93		(4.07)	(5.80)
Total from investment operations	(.09)		1.75		.93		(3.93)	(5.83)
Less distributions from: Net investment income	(.19)		(.00	)*	(.11)		—	(.15)
Net realized gains	—		—		—		(.09)	(6.38)
Total distributions	(.19)		(.00	)*	(.11)		(.09)	(6.53)
Increase from regulatory settlements	—		.01	c	.02	c	—	—
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$21.72		$22.00		$20.24		$19.40	$23.42
Total Return (%)	(.34	)b	8.71	c	4.85	c	(16.67)	(19.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		33		37		34	47
Ratio of expenses before expense reductions (%)	1.91		1.80		1.85		1.83	1.72
Ratio of expenses after expense reductions (%)	1.80		1.80		1.85		1.83	1.72
Ratio of net investment income (loss) (%)	.43		.50		.01		.83	(.10)
Portfolio turnover rate (%)	104		137		171		210	202
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2012	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$21.99	$20.23		$19.38		$23.36	$35.73
Income (loss) from investment operations: Net investment income (loss)a	.23	.26		.13		.22	.15
Net realized and unrealized gain (loss)	(.19)	1.64		.92		(4.05)	(5.82)
Total from investment operations	.04	1.90		1.05		(3.83)	(5.67)
Less distributions from: Net investment income	(.31)	(.15)		(.22)		(.06)	(.32)
Net realized gains	—	—		—		(.09)	(6.38)
Total distributions	(.31)	(.15)		(.22)		(.15)	(6.70)
Increase from regulatory settlements	—	.01	b	.02	b	—	—
Redemption fees	.00 *	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$21.72	$21.99		$20.23		$19.38	$23.36
Total Return (%)	.30	9.34	b	5.57	b	(16.24)	(19.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	625	709		741		766	1,081
Ratio of expenses (%)	1.24	1.21		1.23		1.30	1.19
Ratio of net investment income (loss) (%)	1.09	1.09		.63		1.36	.52
Portfolio turnover rate (%)	104	137		171		210	202
a Based on average shares outstanding during the period.
b Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2012	2011		2010		2009	Period Ended 8/31/08a
Selected Per Share Data
Net asset value, beginning of period	$21.99	$20.24		$19.42		$23.37	$23.07
Income (loss) from investment operations: Net investment income (loss)b	.25	.26		.14		.24	.00	***
Net realized and unrealized gain (loss)	(.20)	1.64		.92		(4.04)	.30
Total from investment operations	.05	1.90		1.06		(3.80)	.30
Less distributions from: Net investment income	(.31)	(.16)		(.26)		(.06)	—
Net realized gains	—	—		—		(.09)	—
Total distributions	(.31)	(.16)		(.26)		(.15)	—
Increase from regulatory settlements	—	.01	c	.02	c	—	—
Redemption fees	.00 ***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$21.73	$21.99		$20.24		$19.42	$23.37
Total Return (%)	.31	9.42	c	5.55	c	(16.06)	1.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	39		21		19	16
Ratio of expenses (%)	1.20	1.20		1.20		1.12	1.14	*
Ratio of net investment income (loss) (%)	1.17	1.10		.66		1.54	.74	*
Portfolio turnover rate (%)	104	137		171		210	202
a For the period from August 26, 2008 (commencement of operations of Institutional Class shares) to August 31, 2008.
b Based on average shares outstanding during the period.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally, have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $628,915,000, including $600,836,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($440,754,000) and August 31, 2018 ($160,082,000), the respective expiration dates, whichever occurs first; and approximately $28,079,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($25,419,000) and long-term losses ($2,660,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$8,964,188
Capital loss carryforwards	$(628,915,000)
Net unrealized appreciation (depreciation) on investments	$(51,447,338)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from ordinary income*	$11,986,025	$6,156,657

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $893,036,195 and $1,033,710,773, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's Subadvisor.

Global Thematic Partners, LLC ("GTP" or the "Subadvisor") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2012, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.89% of the Fund's average daily net assets.

For the period from October 1, 2011 through December 19, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.51%
Class B	2.26%
Class R	1.76%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $865,411, of which $70,072 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2012
Class A	$144,839	$23,667	$39,122
Class B	9,309	2,024	3,165
Class C	23,275	—	6,043
Class R	1,869	1,869	—
Class S	655,763	—	157,219
Institutional Class	46,450	—	11,296
	$881,505	$27,560	$216,845

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class B	$85,983	$5,935
Class C	342,213	24,785
Class R	19,354	1,383
	$447,550	$32,103

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$282,865	$—	$60,654	.25%
Class B	28,624	—	5,964	.25%
Class C	113,981	—	24,437	.25%
Class R	18,927	6,310	—	.16%
	$444,397	$6,310	$91,055

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012 aggregated $3,648.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2012, the CDSC for Class B and C shares aggregated $37,112 and $2,729, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2012, DIDI received $755 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,213, of which $7,168 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	530,635	$11,228,401	881,969	$21,134,611
Class B	2,763	56,648	7,547	171,066
Class C	58,084	1,193,956	121,297	2,795,708
Class R	79,422	1,691,755	253,520	6,085,192
Class S	1,130,259	23,876,747	1,315,847	31,128,464
Institutional Class	427,335	8,960,722	1,097,813	27,029,083
		$47,008,229		$88,344,124
Shares issued to shareholders in reinvestment of distributions
Class A	68,965	$1,395,155	28,757	$680,673
Class B	2,126	41,442	—	—
Class C	8,920	175,012	—	—
Class R	3,111	62,869	230	5,446
Class S	433,252	8,721,372	203,649	4,797,973
Institutional Class	28,198	567,620	6,212	146,346
		$10,963,470		$5,630,438
Shares redeemed
Class A	(2,584,684)	$(55,139,750)	(3,597,065)	$(85,474,494)
Class B	(239,479)	(4,889,895)	(198,051)	(4,519,508)
Class C	(911,039)	(18,832,704)	(1,249,782)	(28,680,799)
Class R	(1,264,728)	(27,355,017)	(621,835)	(14,768,369)
Class S	(5,034,982)	(106,397,348)	(5,860,591)	(139,406,934)
Institutional Class	(417,418)	(8,905,203)	(333,286)	(7,954,036)
		$(221,519,917)		$(280,804,140)
Redemption fees		$2,663		$17,359
Net increase (decrease)
Class A	(1,985,084)	$(42,515,587)	(2,686,339)	$(63,656,502)
Class B	(234,590)	(4,791,805)	(190,504)	(4,348,184)
Class C	(844,035)	(17,463,718)	(1,128,485)	(25,884,014)
Class R	(1,182,195)	(25,600,307)	(368,085)	(8,677,154)
Class S	(3,471,471)	(73,797,277)	(4,341,095)	(103,468,217)
Institutional Class	38,115	623,139	770,739	19,221,852
		$(163,545,555)		$(186,812,219)

G. Regulatory Settlements

During the year ended August 31, 2011, the Fund received $307,391 of non-affiliated regulatory settlements. These payments were included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (the "Fund") at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and R shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$953.60	$949.50	$949.80	$951.80	$954.70	$955.20
Expenses Paid per $1,000*	$7.42	$11.07	$10.98	$8.93	$5.95	$5.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,017.55	$1,013.77	$1,013.88	$1,015.99	$1,019.05	$1,019.25
Expenses Paid per $1,000*	$7.66	$11.44	$11.34	$9.22	$6.14	$5.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Global Thematic Fund	1.51%	2.26%	2.24%	1.82%	1.21%	1.17%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For corporate shareholders, 41% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2012, qualified for the dividends received deduction.

The Fund paid foreign taxes of $606,890 and earned $4,366,802 of foreign source income during the year ended August 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended August 31, 2012.

For federal income tax purposes, the Fund designates $21,913,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	233379 817	233379 791	233379 783	233379 759	233379 684
Fund Number	407	607	707	2007	1407

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SGQRX
CUSIP Number	233379 767
Fund Number	1512

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

**DGTF-2**
(R-023989-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL THEMATIC FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$82,698	$0	$0	$6,396
2011	$79,998	$0	$0	$18,455

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$6,396	$56,300	$0	$62,696
2011	$18,455	$0	$0	$18,455

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012